Note 21 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
21.	Commitments and contingencies

(a) Lease commitments
Minimum operating lease payments are as follows:

Year ending December 31
2017	$63,378
2018	53,367
2019	43,620
2020	38,600
2021	33,068
Thereafter	61,959
$293,992

(b) Purchase commitments
Minimum contractual purchase commitments are as follows:

Year ending December 31
2017	$5,016
2018	3,412
$8,428

(c) Contingencies
In the normal course of operations, the Company is subject to routine claims and litigation incidental to its business. Litigation currently pending or threatened against the Company includes disputes with former employees and commercial liability claims related to services provided by the Company. The Company believes resolution of such proceedings, combined with amounts set aside, will not have a material impact on the Company’s financial condition or the results of operations.